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                                  EXHIBIT 99.1

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[LOGO OF POPULAR ABS, INC. (SM)]                                   [LOGO OF FBR]

                               POPULAR 2005-1

                                           BREAKEVEN LOSSES

                                             STATIC LIBOR
--------------------------------------------------------------------------------------------
                                               100 PPC
         -----------------------------------------------------------------------------------
                 40% Severity                 50% Severity                60% Severity
         --------------------------   --------------------------   -------------------------
                         Cumulative                   Cumulative                  Cumulative
Class    Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)
-----    ------------    ----------   ------------    ----------   ------------   ----------
M-3          11.26         12.63%         8.70          13.00%         7.08         13.24%
M-4           9.84         11.43%         7.66          11.75%         6.28         12.00%

                                           BREAKEVEN LOSSES

                                             STATIC LIBOR
--------------------------------------------------------------------------------------------
                                                50 PPC
         -----------------------------------------------------------------------------------
                 40% Severity                50% Severity                 60% Severity
         --------------------------   --------------------------   -------------------------
                         Cumulative                  Cumulative                   Cumulative
Class    Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)
-----    ------------    ----------   ------------    ----------   ------------   ----------
M-3          10.03         17.64%         7.76         18.72%          6.33         19.51%
M-4           9.15         16.67%         7.14         17.69%          5.86         18.45%

                                           BREAKEVEN LOSSES

                                            FORWARD LIBOR
--------------------------------------------------------------------------------------------
                                               100 PPC
         -----------------------------------------------------------------------------------
                 40% Severity                 50% Severity                60% Severity
         --------------------------   --------------------------   -------------------------
                         Cumulative                   Cumulative                  Cumulative
Class    Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)
-----    ------------    ----------   ------------    ----------   ------------   ----------
M-3          10.42         11.94%         8.08          12.27%         6.59         12.50%
M-4           8.93         10.62%         6.98          10.91%         5.72         11.11%

                                           BREAKEVEN LOSSES

                                            FORWARD LIBOR
--------------------------------------------------------------------------------------------
                                                50 PPC
         -----------------------------------------------------------------------------------
                 40% Severity                50% Severity                 60% Severity
         --------------------------   --------------------------   -------------------------
                         Cumulative                  Cumulative                   Cumulative
Class    Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)
-----    ------------    ----------   ------------    ----------   ------------   ----------
M-3          9.35          16.94%         7.27         17.96%          5.94         18.69%
M-4          8.40          15.82%         6.58         16.76%          5.40         17.42%

                                           BREAKEVEN LOSSES

                                       FORWARD LIBOR + 200 bps
--------------------------------------------------------------------------------------------
                                               100 PPC
         -----------------------------------------------------------------------------------
                 40% Severity                 50% Severity                60% Severity
         --------------------------   --------------------------   -------------------------
                         Cumulative                   Cumulative                  Cumulative
Class    Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)
-----    ------------    ----------   ------------    ----------   ------------   ----------
M-3          8.74          10.45%         6.82          10.71%         5.59         10.90%
M-4          7.38           9.14%         5.80           9.37%         4.78          9.53%

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
                                       FORWARD LIBOR + 200 bps
--------------------------------------------------------------------------------------------
                                                50 PPC
         -----------------------------------------------------------------------------------
                 40% Severity                50% Severity                 60% Severity
         --------------------------   --------------------------   -------------------------
                         Cumulative                  Cumulative                   Cumulative
Class    Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)
-----    ------------    ----------   ------------    ----------   ------------   ----------
M-3          7.93          15.25%         6.21         16.10%          5.10         16.71%
M-4          7.10          14.16%         5.60         14.94%          4.62         15.49%

(1) The "Break CDR" is the highest CDR a Class can withstand before losing a single dollar of principal
(2)  As a percentage of the Cut-Off Date balance of the Mortgage Loans

ASSUMPTIONS:

12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Principal and interest advanced on all defaulted loans

DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.